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                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, DC  20549

                               ----------------------

                                      FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d) of
                        The Securities Exchange Act of 1934



        Date of report (Date of earliest event reported):  February 18, 1998



                            ADC TELECOMMUNICATIONS, INC.
               (Exact name of registrant as specified in its charter)



         Minnesota                     0-1424                  41-0743912
(State or other jurisdiction of   (Commission File No.)     (I.R.S. Employer
 incorporation or organization)                            Identification No.)



     12501 Whitewater Drive, Minnetonka, Minnesota                55343
       (Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code    (612) 938-8080



                                   Not Applicable
           (Former name or former address, if changed since last report)


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Item 5.  Other Events

         The Company is attaching, as Exhibit 99.1 hereto, and incorporating herein by reference, its press release dated February 18, 1998.


Item 7.  Financial Statements and Exhibits

         (c)  Exhibits

         99.1      News release dated February 18, 1998.



SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  February 18, 1998               ADC TELECOMMUNICATIONS, INC.




                                       By:  /s/  Robert E. Switz
                                          -------------------------
                                          Robert E. Switz
                                          Senior Vice President and
                                          Chief Financial Officer


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                                   EXHIBIT INDEX



Exhibit Number          Description
--------------          -----------

     99.1               News release dated February 18, 1998.



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